Exhibit 10.38


                     ALLONGE TO LOAN AND SECURITY AGREEMENT


This modification made this 8th day of December, 2000 to the Loan and Security Agreement ("Agreement") effective June 10, 1999 between OSTEOTECH, INC., a
Delaware Corporation; OSTEOTECH INVESTMENT CORPORATION, a New Jersey Corporation; CAM IMPLANTS, INC., a Colorado Corporation; OSTEOTECH, B.V., H.C. IMPLANTS, B.V., CAM IMPLANTS, B.V., OSTEOTECH/CAM SERVICES, B.V., each a Company of The Netherlands; and OST DEVELOPPEMENT, a Corporation of France (jointly and severally "Borrower") and SUMMIT BANK ("Lender") and to which Agreement these presents are so firmly affixed as to become a part thereof.

Notwithstanding anything to the contrary set forth in the Agreement, Section 1.3(a) is hereby amended to read as follows:

          1.3(a) Lender agrees to provide to Borrower loans in an aggregate amount up to Seventeen Million ($17,000,000.00) Dollars during a period not to exceed twenty-one (21) months following the date hereof for the purpose of financing equipment purchases, clean-rooms, other costs related to the Project and other capital expenditures in the United States with advances of up to 80% of the cost thereof based upon the submission by Borrower to Lender of invoices therefor in form reasonably satisfactory to Lender ("Loan III"). Interest only will be paid on a monthly basis during the draw-down period of twenty-one (21) months from the date hereof.

Except as specifically modified herein, all of the terms and conditions of the Agreement, and the certificates and other documents executed in connection therewith, shall remain in full force and effect and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.


Witness:                                     OSTEOTECH, INC.
                                             A Delaware Corporation

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Executive Vice President


Signatures continued ......


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


 ......... continuation of signatures to Allonge to Loan and Security Agreement



Witness:                                     OSTEOTECH INVESTMENT CORPORATION
                                             A New Jersey Corporation

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Executive Vice President


Witness:                                     CAM IMPLANTS, INC.
                                             A Colorado Corporation

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Chief Financial Officer


Witness:                                     OSTEOTECH, B.V.
                                             A Company of The Netherlands

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


Witness:                                     H.C. IMPLANTS, B.V.
                                             A Company of The Netherlands

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


Signatures continued ......


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



 .................... continuation of signatures to Loan and Security Agreement


Witness:                                     CAM IMPLANTS, B.V.
                                             A Company of The Netherlands

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


Witness:                                     OSTEOTECH/CAM SERVICES, B.V.
                                             A Company of The Netherlands

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


Witness:                                     OST DEVELOPPEMENT
                                             A Corporation of France

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


                                             SUMMIT BANK

                                             By: /s/ David M. Nilsen
                                                 ------------------------------



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